Exhibit 10.13

                             TRADEMARKS AND LICENSES
                               SECURITY AGREEMENT
                                  (Trademarks)

      This Trademarks and Licenses Security Agreement ("Agreement") is made as of the 30th day of September, 2003, by Phoenix Color Corp. ("Company"), a Delaware corporation, with its chief executive office located at 540 Western Maryland Parkway, Hagerstown, Maryland 21740, and delivered to Wachovia Bank, National Association, in its capacity as Agent for Lenders (and if applicable, their affiliates that are holders of Obligations) ("Agent"), having a mailing address of 1339 Chestnut Street, Philadelphia, Pennsylvania 19103.

                                   BACKGROUND

      A. This Agreement is being executed contemporaneously with that certain Amended and Restated Loan and Security Agreement of even date herewith by and among Company, the other Borrowers, Agent and such other financial institutions a party thereto as a Lender (as may hereafter be supplemented, restated, amended, superseded, replaced, or restated from time to time, the "Loan Agreement"), under which Company is granting Agent, a lien on and security interest in all of the assets of Company associated with or relating to products leased or sold or services provided under Company's trademarks (and the goodwill associated therewith), and under which Agent is entitled to foreclose or otherwise deal with such assets, goodwill, trademarks, trademark applications, service marks, service mark applications, trade names, under the terms and conditions set forth therein. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

      B. Company has filed applications with, and/or is the owner of registrations issued by, the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, of the trademarks, service marks, (collectively, "Trademarks") listed on Schedule A attached hereto and made part hereof (all such Trademarks hereinafter referred to as the "Assets").

      C. Pursuant to the Loan Agreement, Agent is acquiring a lien on, and security interest in, the Assets and the registration thereof, together with all the goodwill of Company associated therewith and represented thereby, as security for all Obligations, and desires to have its security interest in such Assets confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

      NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. In consideration of and pursuant to the terms of the Loan Agreement and all other instruments, agreements and documents entered into in connection therewith (collectively, the "Loan Documents"), and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Obligations, Company grants a lien and security interest to Agent in all of its present and future right, title and interest in and to the Assets, together with all the goodwill of Company associated with and represented by the Assets, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

      2. Except as otherwise provided in the Loan Agreement, Company hereby covenants and agrees to maintain the federal registration in effect on the date hereof or subsequently issued for the Assets in full force and effect until all Obligations are indefeasibly paid and satisfied in full and the Loan Agreement is terminated.

      3. Company represents, warrants and covenants that:

            (a) The Assets are subsisting and have not been adjudged invalid or unenforceable;

            (b) Each of the Assets is free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by Company not to sue third persons;

            (c) Company has the unqualified right, power and authority to enter into this Agreement and perform its terms; and

            (d) Each of the Assets listed on Schedule A constitute all of the registered Assets, and all applications for any of the foregoing, now owned by Company. If, before all Obligations shall have been indefeasibly paid and satisfied in full and the Loan Agreement shall have been terminated, Company shall (i) obtain rights to any new registered trademarks, trademark registrations or trade names, or (ii) become entitled to the benefit of any registered trademark application, trademark, trademark registration, the provisions of this Agreement shall automatically apply thereto and such trademark application, trademark, trademark registration, or any improvement on any patent shall be deemed part of the Assets. Company shall give Agent prompt written notice thereof along with an amended Schedule A to the extent required by the Loan Agreement.

      4. Company further covenants that until all Obligations have been indefeasibly paid and satisfied in full and the Loan Agreement is terminated, it will not enter into any agreement, including without limitation, license agreements or options, which is inconsistent with Company's obligations under this Agreement, except for agency, co-marketing and co-branding agreements.

      5. So long as an Event of Default or Default has not occurred under the Loan Agreement, Company shall continue to have the exclusive right to use the Assets and Agent shall have no right to use the Assets or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Assets to anyone else.

      6. Company agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Assets except as permitted by the Loan Agreement.

      7. If and while an Event of Default exists under the Loan Agreement, Company hereby covenants and agrees that Agent, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the Commonwealth of Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Assets covered hereby.

      8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the parties hereto.

      9. All rights and remedies herein granted to Agent shall be in addition to any rights and remedies granted under the Loan Documents. In the event of an inconsistency between this Agreement and the Loan Agreement, the language of the Loan Agreement shall control.

      10. Upon Company's performance of all of the obligations under the Loan Documents and full and unconditional satisfaction of all Obligations, or as otherwise provided in the Loan Agreement, Agent shall execute and deliver to Company all documents reasonably necessary to terminate Agent's security interest in the Assets.

      11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, in defending or prosecuting any third party actions or proceedings arising out of or related to the Assets, or defending, protecting or enforcing Agent's rights hereunder, in each case in accordance with the terms of this Agreement, shall be borne and paid by Company on demand by Agent and until so paid shall be added to the principal amount of Obligations and shall bear interest at the otherwise applicable rate of interest prescribed in the Loan Agreement. Notwithstanding the foregoing, Company's liability for Agent's attorneys' fees prior to the Closing Date shall be limited as set forth in the Loan Agreement.

      12. Subject to the terms of the Loan Agreement, Company shall have the duty to prosecute diligently any trademark application with respect to the Assets pending as of the date of this Agreement or thereafter, until all Obligations shall have been indefeasibly paid and satisfied in full and the Loan Agreement is terminated, to preserve and maintain all rights in the Assets, and upon request of Agent, Company shall, if in the best interest of the business of Company, make federal application on registrable but unregistered trademarks belonging to Company. Any expenses incurred in connection with such applications shall be borne by Company. Company shall not abandon any Trademark except as permitted by the Loan Agreement.

      13. Company shall have the right to bring suit in its own name to enforce the Assets, in which event Agent may, if Company reasonably deems it necessary, be joined as a nominal party to such suit if Agent shall have been satisfied, in its sole discretion, that Agent is not thereby incurring any risk of liability because of such joinder. Company shall promptly, upon demand, reimburse and indemnify Agent for all damages, reasonable costs and expenses, including reasonable attorneys' fees, incurred by Agent in the fulfillment of the provisions of this paragraph.

      14. During the existence of an Event of Default under the Loan Agreement, Agent may, without any obligation to do so, complete any obligation of Company hereunder, in Company's name or in Agent's name, but at Company's expense, and Company hereby agrees to reimburse Agent in full for all costs and expenses, including reasonable attorneys' fees, incurred by Agent in protecting, defending and maintaining the Assets.

      15. No course of dealing among Borrowers and Agent nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Agent's rights and remedies with respect to the Assets, whether established hereby or by the Loan Documents, or by any other future agreements between Borrowers and Agent or by law, shall be cumulative and may be exercised singularly or concurrently.

      16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

      17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

      18. This Agreement shall be governed by and construed in conformity with the laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts of laws.

      19. Company and Agent each waive any and all rights it may have to a jury trial in connection with any litigation, proceeding or counterclaim arising with respect to rights and obligations of the parties hereto or under the Loan Documents.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      Dated the date and year first written above.

                                               PHOENIX COLOR CORP.


                                        By:    /s/Edward Lieberman
                                               ---------------------------------
                                        Name:  Edward Lieberman
                                        Title: Chief Financial Officer


Approved and Accepted:
WACHOVIA BANK, NATIONAL
ASSOCIATION


By:    /s/Margaret A. Byrne
       -------------------------------
Name:  Margaret A. Byrne
Title: Vice President


                   [SIGNATURE PAGE TO A&R TRADEMARK AGREEMENT]
                                       S-1

                                   SCHEDULE A

----------------------------------------------------------------------------------------------
              Trademark             Registration/     Registration/
                                     Application       Application     Serial No.    Status
                                       Number              Date
----------------------------------------------------------------------------------------------
Phoenix Colornet and Design            2138992          2/24/1998                  Registered.
----------------------------------------------------------------------------------------------
Interactive Illusion                                                               Pending.
----------------------------------------------------------------------------------------------
Lithofoil                                                                          Published.
----------------------------------------------------------------------------------------------
Vibramotion                                                                        Pending.
----------------------------------------------------------------------------------------------
  Yes is the Answer
What is the Question? And Design       2316059          2/02/2000                  Registered.
----------------------------------------------------------------------------------------------
  Yes is the Answer
What is the Question? And Design       2309062          1/18/2000                  Registered.
----------------------------------------------------------------------------------------------

                            CORPORATE ACKNOWLEDGMENT

UNITED STATES OF AMERICA        :
COMMONWEALTH OF PENNSYLAVANIA   : SS
COUNTY OF PHILADELPHIA          :

      On this 30th of September, 2003, before me personally appeared Edward Lieberman to me known and being duly sworn, deposes and says that s/he is the CFO of Phoenix Color Corp., the Company described in the foregoing Agreement; that s/he signed the Agreement as such officer pursuant to the authority vested in him/her by law; that the within Agreement is the voluntary act of such corporation; and s/he desires the same to be recorded as such.


                                               /s/ Carolyn Elliot
                                               ---------------------------------
                                               Notary Public

                                               My Commission Expires:

                                               [seal] Jan. 8, 2004
                                               -------------------

                                 ACKNOWLEDGMENT

UNITED STATES OF AMERICA        :
COMMONWEALTH OF PENNSYLVANIA    :  SS
COUNTY OF PHILADELPHIA          :

      On this 30th day of September, 2003, before me personally appeared Margaret Byrne to me known and being duly sworn, deposes and says that she is Vice President of Wachovia Bank, National Association, the Agent described in the foregoing Agreement; that she signed the Agreement as such officer pursuant to the authority vested in her by law; that the within Agreement is the voluntary act of such entity; and she desires the same to be recorded as such.


                                                /s/ Carolyn Elliott
                                               ---------------------------------
                                                Notary Public

My Commission Expires:

      Jan. 8, 2004 [Seal]
------------------------------